UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 2006

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                        0-32137               65-0701352
          -------                        -------               ----------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)

    1801 N.W. 66th Avenue, Plantation, Florida                    33313
    ------------------------------------------                    -----
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A amends the Company's previously filed Form 8-K on September 5, 2006.

Item 1.01 Entry Into a Material Definitive Agreement

On August 31, 2006, Online Vacation Center Holdings Corp. consummated the acquisition of Phoenix International Publishing, LLC, a publisher of consumer magazines and guides about travel to the U.S. and Canada, pursuant to the terms of an Acquisition Agreement, dated August 31, 2006, by and among Online Vacation Center Holdings Corp., a Florida corporation, Phoenix International Publishing, LLC, a Delaware limited liability company, and Simon Todd, an individual. Simon Todd has been employed by Online Vacation Center as Vice President of Strategy and Planning since May 1, 2006. Online Vacation Center is a wholly-owned subsidiary of Online Vacation Center Holdings Corp.

Pursuant to the Acquisition Agreement, Online Vacation Center Holdings Corp. purchased and acquired all of the issued and outstanding ownership interests of Phoenix International Publishing, LLC for 1,450,000 restricted shares of Online Vacation Center Holdings Corp. common stock.

The foregoing description of the Acquisition Agreement and the transactions consummated thereby is qualified in its entirety by reference to the Acquisition Agreement attached as Exhibit 2.1 hereto and the press release attached as
Exhibit 99.1 hereto, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 31, 2006, Online Vacation Center Holdings Corp. consummated the acquisition of Phoenix International Publishing, LLC, a publisher of consumer magazines and guides about travel to the U.S. and Canada, pursuant to the terms of an Acquisition Agreement, dated August 31, 2006, by and among Online Vacation Center Holdings Corp., a Florida corporation, Phoenix International Publishing, LLC, a Delaware limited liability company, and Simon Todd, an individual. The information set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements required under Item 9.01(a) of Phoenix International Publishing, LLC are attached to this report.

(b) Proforma Financial Information. Proforma financial information at December 31, 2005 are attached to this report.

(d) Exhibits.

2.1 Acquisition Agreement, dated August 31, 2006, by and among Online Vacation Center Holdings Corp., Phoenix International Publishing, LLC, and Simon Todd.*

99.1   Press Release dated August 31, 2006*

*Previously filed on Form 8-K current report on September 5, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 6, 2006                    ONLINE VACATION CENTER HOLDINGS CORP.


                                          BY:  /s/ EDWARD B. RUDNER
                                               ---------------------------
                                               Edward B. Rudner
                                               Chief Executive Officer

                      Phoenix International Publishing, LLC





                                TABLE OF CONTENTS
                                -----------------




                                                                           PAGE
                                                                           ----



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      1


FINANCIAL STATEMENTS

   Balance Sheets                                                            2

   Statements of Income                                                      3

   Statement of Changes in Members' Deficit                                  4

   Statements of Cash Flows                                                  5

   Notes to Financial Statements                                            6-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the board of directors and shareholders of Phoenix International Publishing, LLC

We have audited the accompanying balance sheets of Phoenix International Publishing, LLC as of December 31, 2005 and 2004 and the related statements of operations, changes in members' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Phoenix International Publishing, LLC for December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.





/s/ Jewett, Schwartz & Associates

October 6th, 2006
Hollywood, Florida

                      PHOENIX INTERNATIONAL PUBLISHING, LLC
                                 BALANCE SHEETS
                                   DECEMBER 31,


                                                        2005            2004
                                                      ---------       ---------
                     ASSETS

Current Assets:
   Cash                                               $  95,077       $  88,522
   Accounts receivable, net                             348,049         162,031
   Other current assets                                   2,220           1,140
                                                      ---------       ---------
         Total current assets                           445,346         251,693
                                                      ---------       ---------

Property and equipment, net                                   9             674
                                                      ---------       ---------


Other assets                                              4,197           4,197
                                                      ---------       ---------

Total Assets                                          $ 449,552       $ 256,564
                                                      =========       =========


LIABILITIES AND MEMBERS' DEFICIT

Current Liabilities:
   Accounts payable                                   $ 241,199       $ 161,175
   Related party loans                                  117,425          13,000
   Advance payments                                     120,000         108,000
                                                      ---------       ---------
Total current liabilities                               478,624         282,175
                                                      ---------       ---------

Total Liabilities                                       478,624         282,175
                                                      ---------       ---------

Commitments and contingencies

Members' Deficit:
Member contributions                                        100             100
Accumulated deficit                                     (29,172)        (25,711)
                                                      ---------       ---------
Total Members' Deficit                                  (29,072)        (25,611)
                                                      ---------       ---------

Total Liabilities and Members' Deficit                $ 449,552       $ 256,564
                                                      =========       =========











               See accompanying notes to the financial statements.

                PHOENIX INTERNATIONAL PUBLISHING, LLC
                       STATEMENTS OF OPERATIONS
                  FOR THE YEARS ENDED DECEMBER 31,

                                                      2005             2004
                                                   -----------      ------------
Revenues, net                                      $ 1,938,550      $ 1,276,864

Cost of sales                                       (1,440,644)        (858,478)
                                                   -----------      -----------

Gross profit                                           497,906          418,386
                                                   -----------      -----------

  General and administrative expenses                  501,367          421,964
                                                   -----------      -----------

Net loss                                           $    (3,461)     $    (3,578)
                                                   ===========      ===========
































               See accompanying notes to the financial statements.

                      PHOENIX INTERNATIONAL PUBLISHING, LLC
                    STATEMENT OF CHANGES IN MEMBERS' DEFICIT
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                              Total
                                            Members'       Accumulated        Members'
                                          Contribution       Deficit          Deficit
                                         -------------     ------------      ---------
    Balance, January 1, 2004                $    100         $(22,133)       $(22,033)

    Net Loss                                      --           (3,578)         (3,578)
                                            --------         --------        --------

    Balance, December 31, 2004              $    100         $(25,711)       $(25,611)

    Net Loss                                      --           (3,461)         (3,461)
                                            --------         --------        --------

    Balance, December 31, 2005              $    100         $(29,172)       $(29,072)
                                            ========         ========        ========
































               See accompanying notes to the financial statements.

                      PHOENIX INTERNATIONAL PUBLISHING, LLC
                            STATEMENTS OF CASH FLOWS
                            YEARS ENDED DECEMBER 31,

                                                                                  2005         2004
                                                                               ----------   ----------
Cash Flows from Operating Activities:
   Net loss                                                                    $  (3,461)   $  (3,578)
   Adjustments to reconcile net loss to net
      cash used in operating activities:
         Depreciation                                                              4,621          568
         Amortization                                                                423          442

   Changes in Operating Assets and Liabilities:
         Accounts receivable                                                    (186,018)     (71,225)
         Prepaid expenses and other current assets                                (1,080)          --
         Accounts payable and accrued expenses                                    80,024       62,243
         Advance payment                                                          12,000      108,000
                                                                               ---------    ---------
            Net cash provided by (used in) operating activities                  (93,491)      96,450
                                                                               ---------    ---------

Cash Flows from Investing Activities:
   Purchase of property and equipment                                             (4,379)          --
                                                                               ---------    ---------
            Net cash used in investing activities                                 (4,379)          --
                                                                               ---------    ---------

Cash Flows from Financing Activities:
   Proceeds from loan payable                                                    104,425      (21,377)
                                                                               ---------    ---------
            Net cash provided by (used in) financing activities                  104,425      (21,377)
                                                                               ---------    ---------

Net Increase in Cash                                                               6,555       75,073

Cash, Beginning of Year                                                           88,522       13,449
                                                                               ---------    ---------

Cash, End of Year                                                              $  95,077    $  88,522
                                                                               =========    =========

Supplemental Disclosures:
Cash paid for interest                                                         $      --    $     226
                                                                               =========    =========
















               See accompanying notes to the financial statements.

                      PHOENIX INTERNATIONAL PUBLISHING, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Business

         Phoenix International Publishing is the UK's leading publisher of consumer travel magazines and guides about travel to the USA and Canada. In addition, the company distributes travel guides in multiple languages in many countries, including Germany, France, Belgium, Holland, Mexico, Brazil, Argentina and Japan. The company has offices in Dallas, Texas, London and Horsham, England. The primary client base of regional tourism offices, state and province tourism offices, convention and visitor bureaus and travel suppliers is spread throughout the USA and Canada.

         Use of Estimates

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure at the date of the financial statements and during the reporting period. The most significant of the estimates relates to third-party payer contractual allowances and the allowance for doubtful accounts. It is reasonably possible that these estimates will change in the near term due to one or more future confirming events. Accordingly, actual results could differ from those estimates.

         Revenue recognition

         The Company recognizes revenue in accordance with provision of Staff Accounting Bulletin (SAB) No. 104 "Revenue Recognition in Financial Statements", which states that revenue is realized or realizable and earned when all of the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the seller's price to the buyer is fixed or determinable, and collectibility is reasonably assured. Revenue is recognized upon production of the magazine or travel guide.

         Cash and Cash Equivalents

         The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. At December 31, 2005 and 2004 cash and cash equivalents include cash on hand and cash in the bank.

                      PHOENIX INTERNATIONAL PUBLISHING, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Accounts Receivable

         Accounts receivables principally consist of amounts due from customers and are recorded net of doubtful accounts for financial statement reporting purposes. As of December 31, 2005 and 2004, there were no amounts recorded as doubtful accounts as all balances were fully collectible.

         Property and Equipment

         Property and equipment are recorded at cost and depreciation is provided using the straight-line method over the estimated useful lives of the assets.

         Major replacements and betterments are capitalized and depreciated over the remaining useful lives of the assets.

         Advances

         Amounts recorded as advance payments represent amounts received on publishing to be done in future years.

         Income Taxes

         As of December 31, 2005 and 2004, the Company was organized as a limited liability corporation, whereby the income of the corporation was reported on the personal income tax returns of the members.

         Concentration of Credit Risk

         Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.

         Fair Value of Financial Instruments

         The Company's financial instruments include cash, trade receivables. The carrying amount of these financial instruments has been estimated by management to approximate fair value.

         Foreign Currency Translation

         The Company does conduct operations in both the United States and the United Kingdom, whose functional currency is the British pound. At the transaction date, each asset, liability, revenue and expense are recorded in British pounds by the use of

                      PHOENIX INTERNATIONAL PUBLISHING, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         the exchange rate in effect at that date. At the year end, monetary assets and liabilities are translated into US dollars by using the exchange rate in effect at that date. The resulting foreign currency transaction gains and losses are included in operating revenues and expenses for the year. These gains or losses were insignificant in 2005 and 2004.

         Recent Accounting Policies

         Non-monetary Exchange

         In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29." The amendments made by SFAS No. 153 eliminate the exception for nonmonetary exchanges of similar productive assets and replace it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this statement became effective for nonmonetary asset exchanges occurring in the Company's fourth quarter of 2005. The adoption of SFAS No. 153 did not have a material impact on The Company's financial statements.

         Conditional Asset Retirement

         In March 2005, the FASB issued FASB Interpretation (FIN) No. 47 - "Accounting for Conditional Asset Retirement Obligations - an Interpretation of SFAS 143 (FIN No. 47). FIN No. 47 clarifies the timing of liability recognition for legal obligations associated with the retirement of a tangible long-lived asset when the timing and/or method of settlement are conditional on a future event. FIN No. 47 is effective no later than December 31, 2005. FIN No. 47 did not impact the Company for the year ended December 31, 2005.

         Accounting Changes and Error Corrections

         In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement replaces APB Opinion No. 20, "Accounting Changes", and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principles. It also applies to changes required by an accounting pronouncement in the

                      PHOENIX INTERNATIONAL PUBLISHING, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. SFAS No. 154 requires retrospective application to prior periods' financial statements of voluntary changes in accounting principles. SFAS No. 154 is effective for accounting changes and corrections of errors made during 2007, beginning on January 1, 2007. The Company does not believe the adoption of SFAS No. 154 will have a material impact on its financial statements.

NOTE 2.  PROPERTY AND EQUIPMENT

                                         Estimated
                                        Useful Lives
                                           Years
                                           -----
                                                        ---------------   ---------------
                                                             2005               2004
                                                        ---------------   ---------------
         Furniture, fixtures and equipment   5-10       $        14,675   $        10,296

         Less accumulated depreciation                           14,666             9,622
                                                        ---------------   ---------------
                                                        $             9   $           674
                                                        ===============   ===============

         Depreciation expense for the years ended December 31, 2005 and 2004 totaled $4,621 and $568 respectively.

NOTE 3.  LOANS PAYABLE RELATED PARTY

         The Company entered into an unsecured promissory note agreement with a member of the Company in 2004 in the amount of $13,000. Under the terms of the agreement the loan is non-interest bearing and due on demand. At December 31, 2005 the amount due was $8,491.

         In 2005, the Company entered into an unsecured promissory note agreement with another member of The Company. Under the terms of the agreement the loan bears interest at (pound)12 per day and is due upon demand. At December 31, 2005 the amount due was $108,000.

NOTE 4.  SUBSEQUENT EVENT

         On August 31, 2006, the Company was acquired by Online Vacation Center Holdings Corp (OVCH). The Company will become a wholly owned subsidiary of OVCH and continue its operations as such.

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Balance Sheet as of December 31, 2005

The following pro forma unaudited consolidated financial information gives effect to the acquisition. This pro forma balance sheet assumes the transactions occurred as of December 31, 2005. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Online Vacation Center Holdings Corp. after the acquisition.

                                                       Online Vacation      Phoenix          Effect of
                                                       Center Holdings   International          PIP              Post
                                                           Corp.           Publishing       acquisition      Acquisition
                                                       ---------------  ----------------- ---------------- ----------------
                     ASSETS


CURRENT ASSETS
Cash and cash equivalents                              $    2,213,182   $        95,077                     $     2,308,259
Accounts receivable, net                                      581,896           348,049                             929,945
Other current assets                                          220,720             2,220                             222,940
                                                       --------------   ---------------   ----------------  ---------------
Total Current Assets                                        3,015,798           445,346                  -        3,461,144

Restricted cash                                               315,000                 -                             315,000
Property and equipment, net                                   111,100                 9                             111,109
Deferred income taxes                                       1,116,148                 -                           1,116,148
Goodwill                                                            -                 -          1,660,322        1,660,322
Intangible assets, net                                         44,314             4,197                              48,511
                                                       --------------   ---------------   ----------------  ---------------
Total Assets                                              $ 4,602,360   $       449,552   $      1,660,322  $     6,712,234
                                                       ==============   ===============   ================  ===============

     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities               $      894,187   $       241,199                           1,135,386
Related party loans                                                 -           117,425                             117,425
Deferred revenue                                              479,434           120,000                             599,434
Customer deposits                                           1,575,475                 -                           1,575,475
                                                       --------------   ---------------   ----------------  ---------------
Total Current Liabilities                                   2,949,096           478,624                  -        3,427,720

Subordinate Debentures                                      3,000,000                 -                           3,000,000
                                                       --------------   ---------------   ----------------  ---------------
Total Liabilities                                           5,949,096           478,624                  -        6,427,720
                                                       --------------   ---------------   ----------------  ---------------

Members' Deficit
Member contributions                                                                100               (100)               -
Accumulated deficit                                                             (29,172)            29,172                -
                                                                        ---------------   ----------------
Total Member's Deficit                                                          (29,072)            29,072                -
                                                                        ---------------   ----------------

ORIGINAL CAPITAL STRUCTURE
Common Stock, 20,000,000 shares authorized at
$.001 par value; 171,429 shares issued and outstanding            171                                                   171

AMENDED CAPITAL STRUCTURE
Common stock, $0.0001 par value, 80,000,000
shares authorized, 18,256,777 shares issued and
  outstanding                                                                                          145              145
Additional paid-in capital                                    248,473                            1,631,105        1,879,578
Accumulated deficit                                        (1,595,380)                                           (1,595,380)
                                                       ---------------                    ----------------  ---------------
Total Shareholders' Equity (Deficiency)                    (1,346,736)                           1,631,250          284,514
                                                       ---------------                    ----------------  ---------------

Total Liabilities & Member's Deficit/
  Shareholders' Equity                                 $     4,602,360  $       449,552   $      1,660,322  $     6,712,234
                                                       ===============  ===============   ================  ===============

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the year ended December 31, 2005

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange and assumes the transactions occurred as of January 1, 2005. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Online Vacation Center after the asset sale and share exchange.

                                                   Phoenix              Online            Effect of
                                                International          Vacation              PIP                 Post
                                                 Publishing             Center           acquisition          Acquisition
                                              -----------------   ------------------  ------------------   ------------------
NET REVENUES                                  $       1,938,550   $        7,975,688                       $       9,914,238

Cost of goods sold                                    1,440,644                                                    1,440,644
                                              -----------------                                            -----------------

GROSS PROFIT                                            497,906                                                    8,473,594



OPERATING EXPENSES:
Sales and marketing                                                        2,052,933                               2,052,933
General and administrative                              501,367            3,875,781                               4,377,148
                                              -----------------   ------------------                       -----------------

INCOME (LOSS) FROM OPERATIONS                            (3,461)           2,046,974                               2,043,513
                                              -----------------   ------------------                       -----------------

Other expenses:
  Interest expense, net                                       -             (238,607)                               (238,607)
                                              -----------------   ------------------  ------------------   -----------------

Total other expenses, net                                     -             (238,607)                  -            (238,607)
                                              -----------------   ------------------  ------------------   -----------------

Earnings from continuing operations
   before provision for income taxes                     (3,461)           1,808,367                               1,804,906

Provision (benefit) for income taxes                                        (412,168)                  -            (412,168)
                                              -----------------   ------------------  ------------------   -----------------

NET INCOME (LOSS)                             $          (3,461)  $        2,220,535  $                -   $       2,217,074
                                              =================   ==================  ==================   =================

EARNINGS PER SHARE - Basic                                        $            12.95                       $           1.367
                                                                  ==================                       =================

Weighted average shares outstanding - basic                                  171,429           1,450,000           1,621,429
                                                                  ==================  ==================   =================

EARNINGS PER SHARE - Fully Diluted                                $            12.95                       $           1.367
                                                                  ==================                       =================

Weighted average shares outstanding -
  fully diluted                                                              171,429           1,450,000           1,621,429
                                                                  ==================  ==================   =================